Exhibit 13.01

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Braskem S.A. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the year ended December 31, 2008 of the Company , as amended by the Form 20-F/A to which this statement is filed as an exhibit (the “Report”) , fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 30 , 2009

/s/ Bernardo Gradin Name: Bernardo Gradin Title: Chief Executive Officer

Date: September 30 , 2009

/s/ Carlos José Fadigas de Souza Filho Name: Carlos José Fadigas de Souza Filho Title: Chief Financial Officer